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                                                                    Exhibit 10.2


                                 FIRST AMENDMENT

                  FIRST AMENDMENT, dated as of August 29, 2000 (this "AMENDMENT"), to the Amended and Restated Credit Agreement, dated as of June 30, 2000 (such Credit Agreement, as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among ANC RENTAL CORPORATION, a Delaware corporation (the "BORROWER"), LEHMAN BROTHERS INC., as advisor, lead arranger and book manager, LEHMAN COMMERCIAL PAPER INC., as syndication agent and as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement;

                  WHEREAS, the Lenders have agreed to amend the Credit Agreement, but only upon the terms and subject to the conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Agents hereby agree as follows:

                  1. DEFINITIONS. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

                  2. AMENDMENT OF SECTION 6.2 (LIMITATION ON INDEBTEDNESS).
Section 6.2(f) of the Credit Agreement is hereby amended by replacing the reference to "Section 6.2(b)(iii)" therein with a reference to "Section 6.2(b)(iv)".

                  3. AMENDMENT OF SECTION 6.3 (LIMITATION ON LIENS). Section 6.3 is hereby amended by (a) deleting the word "and" at the end of paragraph (n) thereof, (b) deleting the period at the end of paragraph (o) thereof and substituting therefor "; and" and (c) adding at the end of such Section the following new paragraph (p) to read in its entirety as follows:

                           "(p) Liens in connection with the incurrence of
                  Vehicle Debt consisting of floating charges on the personal property of Foreign Subsidiaries; PROVIDED that such Liens secure, in the aggregate, no more than the equivalent of one hundred (100) Dollars, in the aggregate.".

                  4. AMENDMENT OF SECTION 6.8 (LIMITATION ON INVESTMENTS).
Section 6.8 of the Credit Agreement is hereby amended by:

                  (a) adding immediately after "permitted by this Section" in paragraph (o) thereof the parenthetical "(other than as provided in paragraph
(p) below)"; and


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                  (b) (i) deleting the word "and" at the end of paragraph (n)
thereof, (ii) deleting the period at the end of paragraph (o) thereof and substituting therefor a semicolon and (iii) adding at the end of such Section the following new paragraphs (p) and (q) to read in their entirety as follows:

                           "(p) Investments in respect of (i) the Guaranty,
                  dated as of September 24, 1999, by National Car Rental System, Inc. in favor of Toyota Finance Australia Limited, (ii) the Guaranty, dated as of September 23, 1999, by National Car Rental System, Inc. in favor Milex Australia Pty Ltd, Australia and (iii) the Guaranty dated as of October 7, 1999, by National Car Rental System, Inc. in favor of General Motors Acceptance Corporation, Australia, which, in each case, shall reduce the $10,000,000 limitation contained in paragraph (o) above until such time as such Guaranty is terminated and of no further force and effect PROVIDED that such Investments shall no longer reduce the $10,000,000 limitation in paragraph (o) above if (x) at the time of the termination of such Guaranty no payments are made thereunder that remain unreimbursed by CLA Trading Pty Ltd or Montedeen Pty Ltd and (y) such termination occurs prior to December 31, 2000; and

                           (q) guarantees by the Borrower or its Subsidiaries of
                  the obligations of the Subsidiaries of the Borrower in respect of operating leases of Vehicles and equipment in the ordinary course of business.".

                  5. AMENDMENT OF SECTION 6.9 (LIMITATION ON OPTIONAL PAYMENTS AND MODIFICATIONS OF DEBT INSTRUMENTS, ETC.). Section 6.9(a) of the Credit Agreement is hereby amended by:

                  (a) deleting the word "and" at the end of clause (i) thereof and substituting therefor a semicolon; and

                  (b) adding immediately after "than the terms contained thereunder" at the end of clause (ii) thereof the following:

                  "; and (iii) prepayments of the Interim Loan Facility from time to time, so long as, (A) on the date of and after giving effect to each such prepayment, no Default or Event of Default shall have occurred, (B) on the date of and after giving effect to each such prepayment, the lesser of (x) the Borrowing Base and (y) the Total Borrowing Base Commitments shall exceed the Total Borrowing Base Extensions of Credit by a minimum of $10,000,000, (C) the Borrower shall have given 10 days' prior written notice to the Administrative Agent of each such prepayment and (D) no proceeds of the Loans shall be used to make any such prepayment.".

                  6. AMENDMENT OF SECTION 6.18 (FURTHER ASSURANCES). Section 6.18(b) of the Credit Agreement is hereby amended by deleting the reference to "60 days" therein and substituting therefor a reference to "90 days".




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                  7. AMENDMENT OF SCHEDULE 3.19(a)-3 (UCC FINANCING STATEMENTS
TO BE TERMINATED). Schedule 3.19(a)-3 of the Credit Agreement is hereby amended and restated in its entirety by substituting therefor a new Schedule 3.19(a)-3 attached hereto as Exhibit B.

                  8. REPRESENTATIONS; NO DEFAULT. On and as of the date hereof, and after giving effect to this Amendment, (a) the Borrower certifies that no Default or Event of Default has occurred or is continuing, and (b) the Borrower confirms, reaffirms and restates that the representations and warranties set forth in Section 3 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects, PROVIDED that the references to the Credit Agreement therein shall be deemed to be references to this Amendment and to the Credit Agreement as amended by this Amendment.

                  9. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on and as of the date that:

                  (a) the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of the Borrower;

                  (b) the Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto, from Lenders whose consent is required pursuant to Section 9.1 of the Credit Agreement;

                  (c) the Administrative Agent shall have received an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from each Loan Party other than the Borrower; and

                  (d) the Administrative Agent shall have received an executed certificate of an officer of the Borrower in form satisfactory to the Administrative Agent as to (i) the accuracy of the representations and warranties set forth in Section 3 of the Credit Agreement and in the other Loan Documents, (ii) the absence of any Default or Event of Default after giving effect to this Amendment, and (iii) such other customary matters as the Administrative Agent may reasonably request.

                  10. LIMITED CONSENT AND AMENDMENT. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time. Notwithstanding anything in this paragraph 10 to the contrary, the parties hereto acknowledge that the Borrower intends to prepay the Interim Loan Facility in a principal amount of up to $50,000,000 on or before September 30, 2000, and each party hereto waives compliance with the written notice requirement contained in Section 6.9(a) with respect to such prepayment.

                  11. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered




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by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.





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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                  ANC RENTAL CORPORATION



                                  By: /s/ Leland F. Wilson
                                      -----------------------------------------
                                      Name:  Leland F. Wilson
                                      Title: Vice President and Treasurer



                                  LEHMAN COMMERCIAL PAPER INC.,
                                  as Administrative Agent and Syndication Agent



                                  By: /s/ G. Andrew Keith
                                      -----------------------------------------
                                      Name:  G. Andrew Keith
                                      Title: Authorized Signatory



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                           ACKNOWLEDGMENT AND CONSENT

                  Each of the undersigned parties to the Guarantee and Collateral Agreement, dated as of June 30, 2000 and as amended, supplemented or otherwise modified from time to time, made by the undersigned in favor of Lehman Commercial Paper Inc., as Administrative Agent, for the benefit of the Secured Parties, hereby (a) consents to the transactions contemplated by the foregoing Amendment to the Credit Agreement and (b) acknowledges and agrees that the guarantees and grants of security interests contained in the Guarantee and Collateral Agreement and in the other Security Documents are, and shall remain, in full force and effect after giving effect to such Amendment and all prior modifications to the Credit Agreement.


                                    ALAMO RENT-A-CAR (CANADA), INC.
                                    ALAMO RENT-A-CAR, LLC
                                    LIABILITY MANAGEMENT COMPANIES HOLDING, INC.
                                    NATIONAL CAR RENTAL LICENSING, INC.
                                    NATIONAL CAR RENTAL SYSTEM, INC.
                                    REPUBLIC GUY SALMON PARTNER, INC.
                                    REPUBLIC INDUSTRIES AUTOMOTIVE RENTAL
                                      GROUP (BELGIUM) INC.
                                    SPIRIT RENT-A-CAR, INC.



                                    By: /s/ Leland F. Wilson
                                        ---------------------------------------
                                        Name:  Leland F. Wilson
                                        Title: Vice President and Treasurer

                                    ALAMO RENT-A-CAR MANAGEMENT, LP
                                         By: ARC-GP, Inc., its general partner
                                    ANC COLLECTOR CORPORATION
                                    ANC FINANCIAL, LP
                                         By: ANC Financial GP Corporation, its
                                             general partner
                                    ARC-GP, INC.
                                    ARC-TM, INC.
                                    NCR AFFILIATE SERVICER, INC.
                                    NCRAS MANAGEMENT, LP
                                         By: NCRAS-GP, Inc., its general partner
                                    NCRAS-GP, INC.
                                    SRAC MANAGEMENT, LP
                                         By: SRAC-GP, Inc., its general partner
                                    SRAC-GP, INC.
                                    SRAC-TM, INC.

                                    By: /s/ Leland F. Wilson
                                        ---------------------------------------
                                        Name:  Leland F. Wilson
                                        Title: Vice President and Treasurer




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